Financial income (expense), net (Tables)	9 Months Ended
Sep. 30, 2021
Financial income (expense), net
Schedule of components of financial income (expense), net

The components of financial income (expense), net are as follows:

	Three months ended		Nine months ended
	September 30,		September 30,
(in thousands of U.S. dollars)	2021	2020	2021	2020
Interest income	$166	$135	$397	$470
Interest expense:
Interest expense	(5,001)	(5,388)	(15,081)	(16,871)
Amortization and gain (loss) on cash flow hedge	(67)	(24)	(169)	(136)
Commitment fees	(506)	(35)	(976)	(103)
Amortization of debt issuance cost	(572)	(567)	(5,214)	(1,737)
Total interest expense	(6,146)	(6,014)	(21,440)	(18,847)
Other items, net:
Foreign exchange gain (loss)	(18)	(157)	(41)	56
Bank charges, fees and other	(391)	(93)	(499)	(219)
Withholding tax on interest expense and other	(573)	(596)	(1,753)	(1,817)
Total other items, net	(982)	(846)	(2,293)	(1,980)
Total financial income (expense), net	$(6,962)	$(6,725)	$(23,336)	$(20,357)